EXHIBIT 99.1

On July 1, 2016, Ashford Hospitality Prime, Inc. ("Ashford Prime" or the "Company") completed the sale of the Seattle Courtyard Downtown in Seattle, Washington for $84.5 million. On December 15, 2015, Ashford Prime completed the acquisition of the Ritz-Carlton St. Thomas (RC Hotel (Virgin Islands), Inc.) in St. Thomas, U.S. Virgin Islands. On July 9, 2015, Ashford Prime completed the acquisition of the Bardessono Inn & Spa (Yountville Investors, LLC) in Napa Valley, California. The unaudited pro forma financial information has been prepared for informational purposes only and does not purport to be indicative of what may result in the future.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of March 31, 2016
(in thousands, except share amounts)

	Ashford Prime Consolidated Historical (A)	Seattle Courtyard Historical (B)	Adjustments(C)		Ashford Prime Consolidated Pro Forma
Assets
Investment in hotel properties, net	$1,082,812	$55,723	$—		$1,027,089
Cash and cash equivalents	101,891	29	83,655	(i)	128,420
			2,122	(ii)
			(56,719)	(iii)
			(2,500)	(iv)
Restricted cash	36,374	2,069	—		34,305
Accounts receivable, net of allowance	14,562	285	—		14,277
Inventories	1,467	—	—		1,467
Note receivable	8,098	—	—		8,098
Deferred costs, net	550	—	—		550
Prepaid expenses	5,056	10	—		5,046
Investment in unconsolidated entity	45,715	—	—		45,715
Investment in Ashford Inc., at fair value	8,884	—	—		8,884
Derivative assets	4,404	—	—		4,404
Other assets	3,445	—	—		3,445
Intangible asset, net	23,080	—	—		23,080
Due from related party, net	682	—	—		682
Due from third-party hotel managers	12,692	134	—		12,558
Total assets	$1,349,712	$58,250	$26,558		$1,318,020
Liabilities and Equity
Liabilities:
Indebtedness, net	$834,110	$—	$(56,719)	(iii)	$777,391
Accounts payable and accrued expenses	47,762	405	—		47,357
Dividends and distributions payable	4,325	—	—		4,325
Unfavorable management contract liabilities	119	119	—		—
Due to Ashford Trust OP, net	13	—	—		13
Due to Ashford Inc.	5,286	—	—		5,286
Due to third-party hotel managers	1,254	—	—		1,254
Intangible liability, net	3,668	—	—		3,668
Other liabilities	1,239	—	—		1,239
Total liabilities	897,776	524	(56,719)		840,533
5.50% Series B cumulative convertible preferred stock, $.01 par value, 2,600,000 shares issued and outstanding at March 31, 2016	62,236	—	—		62,236
Redeemable noncontrolling interests in operating partnership	50,858	—	—		50,858
Equity:
Common stock, $0.01 par value, 200,000,000 shares authorized, 28,461,767 shares issued and outstanding at March 31, 2016	285	—	—		285
Additional paid-in capital	436,881	48,308	83,655	(i)	448,799
			2,122	(ii)
			(25,551)	(v)
Accumulated deficit	(92,656)	9,418	(2,500)	(iv)	(79,023)
			25,551	(v)
Total stockholders’ equity of the Company	344,510	57,726	83,277		370,061
Noncontrolling interest in consolidated entities	(5,668)	—	—		(5,668)
Total equity	338,842	57,726	83,277		364,393
Total liabilities and equity	$1,349,712	$58,250	$26,558		$1,318,020

See accompanying notes.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(A)
Represents the historical consolidated balance sheet of Ashford Prime as of March 31, 2016, as reported in its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2016, filed on May 10, 2016.

(B)	Represents the historical balance sheet of the Seattle Courtyard Downtown as of March 31, 2016.

(C)
Represents adjustments for Ashford Prime’s sale of the Seattle Courtyard Downtown, which include: (i) the cash proceeds, net of estimated costs to sell, received upon the sale of the Seattle Courtyard Downtown; (ii) cash consideration received for the net working capital of the Seattle Courtyard Downtown; (iii) the elimination of indebtedness associated with the Seattle Courtyard Downtown; (iv) defeasance payment made in association with repayment of debt associated with the Seattle Courtyard Downtown; and (v) adjustment for the estimated gain recognized on the sale of the Seattle Courtyard Downtown.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Three Months Ended March 31, 2016
(in thousands, except share and per share amounts)

	Ashford Prime Consolidated Historical (A)	Seattle Courtyard Historical (F)	Adjustments (G)		Ashford Prime Consolidated Pro Forma
Revenue
Rooms	$69,251	$2,736	$—		$66,515
Food and beverage	24,865	269	—		24,596
Other	5,648	182	—		5,466
Total hotel revenue	99,764	3,187	—		96,577
Other	33	—	—		33
Total revenue	99,797	3,187	—		96,610
Expenses
Hotel operating expenses:
Rooms	15,819	524	—		15,295
Food and beverage	17,445	223	—		17,222
Other expenses	28,339	788	—		27,551
Management fees	3,807	223	—		3,584
Total hotel operating expenses	65,410	1,758	—		63,652
Property taxes, insurance and other	5,043	163	—		4,880
Depreciation and amortization	11,904	539	—		11,365
Advisory services fee	2,064	—	—		2,064
Corporate general and administrative	3,923	—	—		3,923
Total operating expenses	88,344	2,460	—		85,884
Operating income	11,453	727	—		10,726
Equity in loss of unconsolidated entity	(2,650)	—	—		(2,650)
Interest income	32	—	—		32
Other expense	(10)	—	—		(10)
Interest expense and amortization of loan costs	(10,634)	—	847	(i)	(9,787)
Unrealized loss on investment in Ashford Inc.	(1,493)	—	—		(1,493)
Unrealized gain on derivatives	3,533	—	—		3,533
Income before income taxes	231	727	847		351
Income tax (expense) benefit	(370)	—	38	(ii)	(332)
Net income (loss)	(139)	727	885		19
Income from consolidated entities attributable to noncontrolling interests	(145)	—	—		(145)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	150	—	(20)	(iii)	130
Net income (loss) attributable to the Company	(134)	727	865		4
Preferred dividends	(894)	—	—		(894)
Net income (loss) available to common stockholders	$(1,028)	$727	$865		$(890)
Loss per share – basic:
Loss attributable to common stockholders	$(0.04)				$(0.03)
Weighted average common shares outstanding—basic	28,343				28,343
Loss per share – diluted:
Loss attributable to common stockholders	$(0.04)				$(0.03)
Weighted average common shares outstanding—diluted	28,343				28,343
Dividends declared per common share	$0.10				$0.10
Amounts attributable to common stockholders:
Net income (loss) attributable to the Company	$(134)	$727	$865		$4
Preferred dividends	(894)	—	—		(894)
Net income (loss) attributable to common stockholders	$(1,028)	$727	$865		$(890)

See accompanying notes.

ASHFORD HOSPITALITY PRIME, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2015
(in thousands, except share and per share amounts)

	Ashford Prime Consolidated Historical (A)	Yountville Investors, LLC (B)	Yountville Investors, LLC Adjustments (C)		RC Hotel (Virgin Islands), Inc. (D)	RC Hotels (Virgin Islands), Inc. Adjustments(E)		Seattle Courtyard Historical (F)	Seattle Courtyard Adjustments (G)		Ashford Prime Consolidated Pro Forma
Revenue
Rooms	$255,443	$5,607	$—		$22,476	$—		$14,153	$—		$269,373
Food and beverage	79,894	1,954	—		11,770	—		1,177	—		92,441
Other	14,061	830	—		6,427	—		929	—		20,389
Total hotel revenue	349,398	8,391	—		40,673	—		16,259	—		382,203
Other	147	—	—		—	—		—	—		147
Total revenue	349,545	8,391	—		40,673	—		16,259	—		382,350
Expenses
Hotel operating expenses:
Rooms	56,341	1,346	—		6,158	—		2,341	—		61,504
Food and beverage	53,535	1,795	—		10,287	—		951	—		64,666
Other expenses	93,742	2,998	116	(iii)	14,984	—		4,659	—		107,181
Management fees	14,049	258	(6)	(i)	1,419	—		1,138	—		14,582
Total hotel operating expenses	217,667	6,397	110		32,848	—		9,089	—		247,933
Property taxes, insurance and other	18,517	407	—		—	—		627	—		18,297
Depreciation and amortization	43,824	1,030	113	(ii)	3,082	(720)	(i)	2,091	—		45,238
Impairment charges	—	—	—		15,086	(15,086)	(ii)	—	—		—
Advisory services fee	17,889	—	—		—	—		—	—		17,889
Transaction costs	538	—	(267)	(iv)	—	(271)	(iii)	—	—		—
Corporate general and administrative	5,134	—	—		—	—		—	—		5,134
Total operating expenses	303,569	7,834	(44)		51,016	(16,077)		11,807	—		334,491
Operating income (loss)	45,976	557	44		(10,343)	16,077		4,452	—		47,859
Equity in loss of unconsolidated entities	(2,927)	—	—		—	—		—	—		(2,927)
Interest income	34	—	—		—	—		1	—		33
Other income	1,233	—	—		—	—		—	—		1,233
Other expense	—	(698)	698	(v)	—	—		—	—		—
Interest expense and amortization of premiums and loan costs	(37,829)	(2,675)	2,675	(vi)	—	(1,995)	(iv)	—	3,503	(i)	(36,321)
Write-off of loan costs and exit fees	(54)	—	—		—	—		—	—		(54)
Unrealized loss on investment in Ashford Inc.	(7,609)	—	—		—	—		—	—		(7,609)
Unrealized loss on derivatives	(3,252)	—	—		—	—		—	—		(3,252)
Income (loss) before income taxes	(4,428)	(2,816)	3,417		(10,343)	14,082		4,453	3,503		(1,038)
Income tax expense	(263)	—	—	(vii)	—	(4)	(v)	—	—	(ii)	(267)
Net income (loss)	(4,691)	(2,816)	3,417		(10,343)	14,078		4,453	3,503		(1,305)
Income from consolidated entities attributable to noncontrolling interests	(2,414)	—	—		—	—		—	—		(2,414)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	393	—	(155)	(viii)	—	(617)	(vi)	—	121	(iii)	(258)
Net income (loss) attributable to the Company	(6,712)	(2,816)	3,262		(10,343)	13,461		4,453	3,624		(3,977)
Preferred dividends	(1,986)	—	—		—	—		—	—		(1,986)
Net income (loss) available to common stockholders	$(8,698)	$(2,816)	$3,262		$(10,343)	$13,461		$4,453	$3,624		$(5,963)
Loss per share – basic:
Net loss attributable to common stockholders	$(0.34)										$(0.24)
Weighted average common shares outstanding—basic	25,888										25,888
Loss per share – diluted:
Net loss attributable to common stockholders	$(0.34)										$(0.24)
Weighted average common shares outstanding—diluted	25,888										25,888
Dividends declared per common share	$0.35										$0.35
Amounts attributable to common stockholders:
Net income (loss) attributable to the Company	$(6,712)	$(2,816)	$3,262		$(10,343)	$13,461		$4,453	$3,624		$(3,977)
Preferred dividends	(1,986)	—	—		—	—		—	—		(1,986)
Net income (loss) attributable to common stockholders	$(8,698)	$(2,816)	$3,262		$(10,343)	$13,461		$4,453	$3,624		$(5,963)
See accompanying notes.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(A)
Represents the historical consolidated statement of operations of Ashford Prime for the three months ended March 31, 2016, as reported in its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2016, filed on May 10, 2016 and the historical consolidated statement of operations of Ashford Prime for the year ended December 31, 2015, as reported in its Annual Report on Form 10-K for the year ended December 31, 2015, filed on March 15, 2016.

(B)
Represents the historical consolidated statement of operations of Yountville Investors, LLC for the the six months ended June 30, 2015, as included in Exhibit 99.1 of the Registrant's Current Report on Form 8-K/A filed on February 3, 2016.

(C)
Represents adjustments for Ashford Prime’s purchase of the Bardessono Inn & Spa for the six months ended June 30, 2015, which include: (i) a contractual adjustment to management fees for the difference between the historical management fee the seller was obligated to pay and the management fee Ashford Prime contracted to pay; (ii) additional depreciation expense based on Ashford Prime's new cost basis in the acquired hotel; (iii) additional lease expense based on the estimated fair value of the ground lease; (iv) elimination of nonrecurring transaction costs incurred by the Company; (v) elimination of nonrecurring transaction costs incurred by the seller associated with the sale of the hotel; (vi) elimination of interest expense associated with indebtedness not assumed; (vii) no further adjustment to income tax expense to reflect total income tax expense as if the consolidated group filed with the Bardessono Inn & Spa for the six months ended June 30, 2015; (viii) adjustment to (income) loss attributable to redeemable noncontrolling interests in operating partnership for the incremental operating results of the Bardessono Inn & Spa based on ownership interests of 25.85% for the six months ended June 30, 2015.

(D)
Represents the historical consolidated statement of operations of RC Hotels (Virgin Islands) Inc. for the nine months ended September 30, 2015, as included in Exhibit 99.1 of the Registrant's Current Report on Form 8-K/A filed on February 26, 2016.

(E)
Represents adjustments for Ashford Prime’s purchase of the Ritz-Carlton St. Thomas for the nine months ended September 30, 2015, which include: (i) adjustment to depreciation expense based on Ashford Prime's new cost basis in the acquired hotel; (ii) elimination of impairment charges incurred by the seller associated with the sale of the hotel for the nine months ended September 30, 2015; (iii) elimination of nonrecurring transaction costs incurred by the Company; (iv) interest expense and amortization associated with indebtedness incurred upon the acquisition of the hotel; (v) additional income tax expense to reflect total income tax expense as if the consolidated group filed with the Ritz-Carlton St. Thomas for the nine months ended September 30, 2015; and (vi) adjustment to (income) loss attributable to redeemable noncontrolling interests in operating partnership for the incremental operating results of the Ritz-Carlton St. Thomas based on ownership interests of 16.53% for the nine months ended September 30, 2015.

(F)	Represents the historical statement of operations of the Seattle Courtyard Downtown for the three months ended March 31, 2016 and the year ended December 31, 2015.

(G)
Represents adjustments for Ashford Prime’s sale of the Seattle Courtyard Downtown for the three months ended March 31, 2016 and the year ended December 31, 2015, which include: (i) the elimination of interest expense and amortization of loan costs associated with indebtedness; (ii) an adjustment to income tax expense for the three months ended March 31, 2016, to reflect total income tax expense as if the consolidated group filed without the Seattle Courtyard Downtown for the three months ended March 31, 2016 (no adjustment was required for the year ended December 31, 2015); and (iii) adjustments to (income) loss attributable to redeemable noncontrolling interests in operating partnership for the incremental operating results of the Seattle Courtyard Downtown based on ownership interests of 12.75% for the three months ended March 31, 2016 and 12.75% for the year ended December 31, 2015.